Simplify Intermediate Term Treasury Futures Strategy ETF

TYA

a series of Simplify Exchange Traded Funds

SUMMARY PROSPECTUS

November 1, 2023

Advised by: Simplify Asset Management Inc. 222 Broadway, 22nd Floor New York, NY 10038

www.simplify.us/etfs	phone: 1 (855) 772-8488

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information dated November 1, 2023, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.simplify.us/etfs or by calling 1-855-772-8488.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on the CBOE BZX Exchange, Inc.

FUND SUMMARY – SIMPLIFY INTERMEDIATE TERM TREASURY FUTURES STRATEGY ETF (formerly Simplify Risk Parity Treasury ETF)

Investment Objective: The Simplify Intermediate Term Treasury Futures Strategy ETF (the “Fund” or “TYA”) seeks to provide total return, before fees and expenses, that matches or outperforms the performance of the ICE US Treasury 20+ Year Index on a calendar quarter basis. The Fund does not seek to achieve its stated investment objective over a period of time different than a full calendar quarter.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. Investors purchasing or selling shares of the Fund in the secondary market may be subject to costs (including customary brokerage commissions) charged by their broker. These costs are not included in the expense example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.27%
Fee Waiver(1)	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver	0.17%

(1)	The Fund’s adviser has contractually agreed, through at least October 31, 2024, to waive its management fees to 0.15% of the Fund’s average daily net assets. This agreement may be terminated only by the Trust’s Board of Trustees on 60 days’ written notice to the Fund’s adviser.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$17	$77	$142	$333

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies: The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to provide total return, before fees and expenses, that matches or outperforms the performance of the ICE US Treasury 20+ Year Index (the “Index”) for a calendar quarter, not for any other period. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in futures contracts, call options, and put options on U.S. treasury futures, U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury or fixed income ETFs that invest in U.S. Treasuries. The Fund may hold cash and cash-like instruments or high-quality short term fixed income securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury with a duration of less than two years; (2) money market funds; (3) fixed income ETFs; and/or (4) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality.

The Fund rebalances its holdings no less frequent than quarterly to position its portfolio so that its exposure to the Index is consistent with its quarterly investment objective. The impact of changes to the value of the Index each quarter will affect whether the Fund’s portfolio needs to be rebalanced.

The Index is a non-investable index that is part of a series of indices intended to assess U.S. Treasury issued debt. The Index consists of only U.S. dollar denominated, fixed rate securities with a minimum term to maturity greater than twenty years.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s NAV and price of shares and performance.

The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal.

U.S. Treasuries Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Quarterly Rebalancing Risk. The quarterly rebalancing of the futures contracts underlying the Index may impact trading in such futures contracts. For example, such trading may cause Futures Commission Merchants to adjust their hedges. The trading activity associated with such transactions will contribute to the existing trading volume of the underlying futures contracts and may adversely affect the market price of such underlying futures contracts and in turn the level of the Index.

Short-Term Investment Risk. Investors holding shares of the Fund over longer-term periods may be subject to increased risk of loss. The Fund is intended to be used only for short-term investment horizons. An investor in the Fund can lose all or a substantial portion of his or her investment within a single day. The longer an investor’s holding period in the Fund, the greater the potential for loss.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Counterparty Risk. Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.

Derivatives Risk. Options are a derivative investment. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks: The Fund is structured as an ETF and will invest in underlying ETFs. As a result, the Fund is subject to the special risks, including:

●	Not Individually Redeemable. The Fund’s shares (“Shares”) are not redeemable by retail investors and may be redeemed only by Authorized Participants at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the CBOE BZX Exchange, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange which may result in the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the Shares. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

○	In times of market stress, market makers may step away from their role market making in the Shares and in executing trades, which can lead to differences between the market value of the Shares and the Fund’s NAV.

○	The market price of the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less the Shares than the Fund’s NAV, which is reflected in the bid and ask price for the Shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the hares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Fixed Income Securities Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Leverage Risk. The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Funds’ portfolios may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Option Risk. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Over-the-Counter Market Risk. Securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter option writer who may be unwilling or unable to perform its contractual obligations to the Fund.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Performance: The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance from year to year. The table illustrates how the Fund’s average annual total returns compare with those of the Index and a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Also, shareholder reports containing financial and performance information are mailed to shareholders semi-annually. Updated performance information is available at no cost by visiting www.simplify.us/etfs or by calling 1 (855) 772-8488.

During the periods shown in the bar chart above, the Fund’s highest quarterly return was 0.54% (quarter ended December 31, 2022) and the Fund’s lowest quarterly return was -18.22% (quarter ended March 31, 2022). The calendar year-to-date total return of the Fund as of September 30, 2023 was -14.31%.

Average Annual Total Returns for the Periods Ended December 31, 2022

	1 Year	Since Inception (10/8/21)
Return Before Taxes	-37.27%	-31.24%
Return After Taxes on Distributions	-37.80%	-31.72%
Return After Taxes on Distributions and Sale of Fund Shares	-22.05%	-23.69%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	-18.11%	-9.52%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Simplify Asset Management Inc. (the “Adviser”).

Portfolio Managers: Paul Kim, Chief Executive Officer of the Adviser; David Berns, Chief Investment Officer of the Adviser; and Harley Bassman, Managing Partner and Convexity Maven, serve as portfolio managers of the Fund.Mr. Kim and Mr. Berns have each served the Fund as a portfolio manager since it commenced operations in September 2021. Mr. Bassman has served the Fund as a portfolio manager since November 2023. Mr. Kim, Dr. Berns, and Mr. Bassman are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.